United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 10, 2021

Date of Report (Date of earliest event reported)

AGBA Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1108, 11th Floor, Block B New Mandarin Plaza, 14 Science Museum Road Tsimshatsui East, Kowloon Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 6872 0258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	AGBAU	The Nasdaq Stock Market LLC
Ordinary Shares	AGBA	The Nasdaq Stock Market LLC
Warrants	AGBAW	The Nasdaq Stock Market LLC
Rights	AGBAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02-Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain provisions that provided for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant, which terms are similar to those contained in the warrant agreement governing the warrants of the Company. As a result of the SEC Statement, on December 10, 2021, the Company reevaluated the accounting treatment of the 225,000 warrants that were issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the Initial Public Offering (the “Private Warrants”). The Company previously accounted for the Private Warrants as components of equity. The Company should have classified the Private warrants as derivative liabilities in its previously issued financial statements.

The Company’s accounting for the Private warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses or cash.

In addition, in accordance with the SEC and its staff’s guidance on redeemable equity instruments, ASC Topic 480, Distinguishing Liabilities from Equity (ASC 480), paragraph 10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of its ordinary share in permanent equity. Although the Company did not specify a maximum redemption threshold, its charter provides that currently, the Company will not redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. On December 10, 2021, the Company determined that the threshold would not change the nature of the underlying shares as redeemable and thus would be required to be disclosed outside equity.

As a result, the Company’s previously issued (i) audited balance sheet as of May 19, 2019 included in the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2019, (ii) audited financial statements as of December 31, 2019 and for the year ended December 31, 2019 filed with the SEC on March 31, 2020, (iii) audited financial statements as of December 31, 2020 and for the year ended December 31, 2020 filed with the SEC on March 26, 2021, (iv) unaudited interim financial statements as of June 30, 2019 and for the three and six months ended June 30, 2019 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2019; unaudited interim financial statements as of and for the three and nine months ended September 30, 2019 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2019; unaudited interim financial statements as of and for the three months ended March 31, 2020 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 18, 2020; unaudited interim financial statements as of June 30, 2020 and for the three and six months ended June 30, 2020 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2020; unaudited interim financial statements as of and for the three and nine months ended September 30, 2020 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2020; unaudited interim financial statements as of and for the three months ended March 31, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on June 16, 2021; unaudited interim financial statements as of and for the three and six months ended June 30, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 16, 2021 (collectively, the “Affected Periods”), in each case, should be corrected to classify private warrants as liabilities and all of the Public Shares as temporary equity, and periodic reports of the Affected Periods should no longer be relied upon.

The Company will reflect these corrections in its upcoming amended Annual Report on Form 10-K for the years ended December 31, 2020 and 2019. The Company does not expect the changes described above to have any impact on its cash position or the balance held in the trust account.

In connection with the restatement, the Company’s management reassessed the effectiveness of its disclosure controls and procedures for the periods affected by the restatement. As a result of that reassessment, the Company’s management determined that its disclosure controls and procedures for such periods were not effective due to a material weakness in internal control over financial reporting related to the classification of the Company’s private warrants as components of equity instead of as derivative liabilities and the classification of the redeemable shares. In light of the material weakness, the Company performed additional analysis as deemed necessary to ensure that corrections were reflected in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with SEC on November 16, 2021 (the “November 2021 Form 10-Q”), and management believes that the financial statements included in the November 2021 Form 10-Q present fairly in all material respects the Company’s financial position, results of operations and cash flows for the period presented.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Friedman LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2021

AGBA ACQUISITION LIMITED

By:	/s/ Gordon Lee
Name:	Gordon Lee
Title:	Chief Executive Officer

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